Exhibit 10.6

CONCEPTUS, INC.

FOURTH AMENDMENT TO
1995 EMPLOYEE STOCK PURCHASE PLAN

1995 Employee Stock Purchase Plan

Adopted:  November 22, 1995

Approved By Stockholders:  January 1996

First Amendment to Employee Stock Purchase Plan

Adopted:  March 23, 2004

Second Amendment to Employee Stock Purchase Plan

Adopted:  March 23, 2004

Approved by Stockholders:  June 1, 2004

Third Amendment to Employee Stock Purchase Plan

Adopted:  April 3, 2006

Approved by Stockholders:  June 7, 2006

Fourth Amendment to Employee Stock Purchase Plan

Adopted:  April 28, 2008

Approved by Stockholders:  June 4, 2008

Effective July 1, 2008, pursuant to Sections 19 and 20 of the 1995 Employee Stock Purchase Plan (the “Purchase Plan”) of Conceptus, Inc. (the “Company”), the Company hereby amends the Purchase Plan as follows:

1.             The first sentence of Section 13(a) is hereby amended to read in its entirety as follows:

“The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 660,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19.”

* * * * * * * * * *

I hereby certify that the foregoing Fourth Amendment to the Plan was duly adopted by the Board of Directors of the Company effective as of April 28, 2008 and by the stockholders of the Company effective as of June 4, 2008.

Executed on this 1st day of July, 2008.

/s/ Michael W. Hall
Michael W. Hall, Secretary